Exhibit  99.1

COMMERCIAL LEASE

THIS LEASE is made as of the 30th day of __ January 2017, between D.F. Nickerson LLC, ("Landlord"), and Grow Generation Pueblo Corporation, a Colorado Corporation ("Tenant").

1. Lease of Premises.

(a) Landlord leases to Tenant, and Tenant leases from Landlord the shopping center located at 2012 Freedom Road, Trinidad, Colorado 81082 (the "Shopping Center"). For purposes of this Lease, the term "Shopping Center" means only the property owned by Landlord, which may be part of a larger commercial development. Name of shopping center shall be referred to as Trinidad Plaza.

(b) The Premises and the Shopping Center are approximately shown on Exhibit A attached hereto. The rentable area of the Premises is stipulated to be 7,383 square feet.

2. Term. The term of this Lease (the “Term") shall begin on March 1, 2017 (the "Commencement Date") and end on February 28, 2022.

3. Rent Schedule. Tenant agrees to pay to Landlord, in advance, without prior notice, demand, deduction or offset, in lawful currency of the United States of America, on the 1st day, no later than the 5th day of each month throughout the Term, the following (collectively, "Rent").

(a) At lease execution, Tenant shall pre-pay first month's Rent and NNN charges in the amount of Four Thousand Dollars and 00/100 ($4,000.00), this amount shall be applied as March 2017 Rent and NNN.

Beginning on the Commencement Date, Minimum Monthly Rent in accordance with the following Rent Schedule:

Period	Base Rent	Estimated NNN's	Total Rent and NNN

3/1/2017 - 2/28/2018	$3,169.41	$830.59	$4,000.00
3/1/2018 - 2/28/2019	$3,280.34	$830.59	$4,110.93
3/1/2016 - 2/28/2020	$3,395.15	$830.59	$4,225.74
3/1/2020 - 2/28/2021	$3,513.98	$830.59	$4,344.57
3/1/2021 - 2/28/2022	$3,636.97	$830.59	$4,467.56

* LANDLORD AGREES NOT TO CHARGE RENT OR CAM FOR MONTH OF MARCH 2017 ONLY, BALANCE OF RENT SCHEDULE REMAINS THE SAME.

(b) Beginning on the Commencement Date, NNN Charges. For purposes hereof, "NNN Charges" means Tenant's proportionate share (based on the square footage of the Premises divided by the total square footage of all building area in the Shopping Center leased or available for lease is 58,731 SF) of all charges and expenses paid or incurred in good faith by Landlord in operating, supervising, managing, administering, maintaining, repairing, replacing, insuring, and paying taxes and insurance on, the Shopping Center, including such reasonable reserves against future such expenses as Landlord deems necessary or advisable. NNN Charges do not, however, include expenses for which Landlord is otherwise reimbursed or indemnified (for example, losses covered by insurance); principal or interest on any encumbrance; tenant improvements or leasing commissions; or overhead and administrative costs of Landlord not directly incurred in the operation and maintenance of the Shopping Center. Tenant portion of expenses shall be calculated at 12.57% of total CAM expenses each year. All and any services or management performed in connection with the Shopping Center may be provided by independent contractor(s). Within ninety (90) days after the end of each calendar year of the Lease term, Landlord shall deliver to Tenant a statement setting forth, in reasonable detail, the Building Expenses paid or incurred by Landlord during the preceding calendar year and Tenant's pro rata share thereof. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's pro rata share of such costs and expenses for such period. Current expenses are estimated at $1.35 per SF, which includes CAM, Taxes and Insurance. The Landlord hereby warrants and represents that the NNN expense currently being charged to the Tenant is sufficient to cover all additional expenses being assessed to the Tenant. The Landlord further represents there have been no special assessments charges to the tenant of the premises during the last 5 years.

(c) All other sums in addition to the foregoing required to be paid under this Lease by Tenant to Landlord ("Additional Rent").

The Minimum Monthly Rent and NNN Charges for the first month of the Term shall be paid to Landlord upon execution of this Lease by both parties. Rent for any partial calendar month at the beginning or end of the Term shall be pro-rated.

Checks for Rent shall be made payable to D.F. Nickerson, LLC, and mailed to:

D.F. Nickerson, LLC

P.O. Box 2722

Parker, CO 80134

or as Landlord otherwise directs by written notice to Tenant. A late charge of Two Hundred Fifty Dollars and 00/100 ($250.00) will be added to any payment of Rent not received within five (5) days after the due date. Interest at 12% per annum will accrue on any payment of Rent (including late charges) not received within thirty (30) days of the due date. Landlord's acceptance of a partial payment does not constitute an accord and satisfaction or prejudice Landlord's right to recover the balance of any amount due. Late charges and interest are in addition to all other rights and remedies for late payment set forth in this Lease.

~~4. Security Deposit. At execution of this Lease, Tenant agrees to deposit with Landlord a security deposit of Four Thousand Dollars and 00/100 ($4,000.00), (the “Security Deposit”), which will be returned to Tenant (or at Landlord’s option, Tenant’s assignee, if this Lease has been assigned), without interest, at the end of the Term if Tenant is not than in default. If Tenant defaults during the Term Landlord may apply all or part of the Security Deposit toward the cure of the default in which event Tenant must restore the Security Deposit to its Original amount by depositing additional funds with Landlord within ten (10) days after demand.~~

5. Use.

(a) After the Commencement Date and throughout the Term, Tenant agrees to continuously use and operate its business in the Premises, fully fixtured, stocked and staffed, only for purposes of conducting business as a hydroponics supplier and retail store. Tenant agrees to conduct its business in the Premises so as not to unreasonably interfere with the operation of the Shopping Center or the business of other tenants, and so as not to cause the cancellation, reduction or nonrenewal of any insurance policy of Landlord. Tenant understands that the parking lot is shared by neighboring retail Tenants and shall cooperate with other Tenants to allow the shared parking lot to be used for the visiting patrons doing business with other Tenants. Landlord, at any time, is not responsible for any damage or theft of Tenants inventory. No sales, growing, storage or distribution of any marijuana or products containing marijuana shall be permitted on the premises at any time during the Primary Lease term and any Option Periods. Should Tenant be found in violation, the lease shall be terminated immediately and Tenant shall vacate the premises.

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(b) Tenant and its employees and customers have a nonexclusive license to reasonably use exterior areas of the Shopping Center that are not leased to or intended for the exclusive use of Landlord or others ("Common Areas") for their designed purposes. Landlord retains exclusive management and control of all Common Areas and of all portions of the Premises outside interior walls (excluding storefront). Tenant agrees to abide by any rules and regulations pertaining to the Common Areas adopted by Landlord from time to time.

(c) All Tenant's signs, displays and advertising of any kind visible from the exterior of the Premises must be approved in advance by Landlord and comply with governmental requirements, to include local code restrictions. Tenant is responsible for all costs of sign permits, design, fabrication, installation, removal and replacement. All Tenant's signs must be installed within 60 days from the date Tenant opens for business. Tenant shall remove all exterior signs and related equipment then in place in, on or about the Premises within ten (10) days after the end of the Term. Tenant shall repair any holes, openings in the building exterior caused by removal of Tenant's signs and shall apply touch up paint to any areas affected by sign. If Tenant fails to remove any such signs within the time permitted, Landlord may hold Tenant's security deposit until such work is done, and may deduct any and all expenses incurred by Landlord in connection with removal, repair and disposal of Tenant's signs from Tenant's security deposit. Tenant shall also be allowed to have signage on the storefront, directly above Tenants leased premise. Tenant shall be responsible for all costs, including permits for the above signage. Tenant signage shall be subject to Landlord approval, not to be unreasonably withheld. Tenant signage shall contain only standard company name and logo, no exterior signage, window decals, banners etc shall not contain any pictures or depictions of marijuana leaf or mention of marijuana specifically.

(d) Tenant agrees to comply with all applicable law, including environmental laws, in its use and occupancy of the Premises. Tenant agrees not to store, generate, treat, transport or release hazardous substances in, on or about the Premises or the Shopping Center.

6. Condition of Premises; Maintenance.

(a) The taking of possession of the Premises by Tenant conclusively establishes that Tenant accepts the Premises in their "as is, where is" condition and that the Premises are satisfactory to Tenant in all respects. Landlord agrees to deliver the space with HVAC, electrical, mechanical and plumbing in good working order. Landlord further agrees to have the restrooms in the back area operational and ADA compliant.

(b) Tenant agrees at its expense to maintain and repair the Premises in good, clean, and operating condition as reasonably required by Landlord, including storefront, glass, plate glass, windows and doors, surrounding sidewalks, all interior walls, floors and ceilings, all interior and exterior signs of Tenant, and all other improvements, fixtures, furnishings and appurtenances, including lighting, wiring, plumbing, electrical fixtures, HVAC and other facilities and equipment serving the Premises, regardless of whether located within the Premises or whether originally installed by Landlord or Tenant. Tenant shall contract with a service company for semi-annual maintenance of heating and air-conditioning equipment which exclusively serves the Premises, with a copy of the service contract to be furnished to Landlord within thirty (30) days after opening for business, and a copy of any subsequent contracts to be furnished from time to time during the Tenn. If any such items jointly serve the Premises and other space, or affect structural elements or systems of the Premises or the building housing the Premises, or as to HVAC and evaporative coolers, Landlord may, at its option, maintain, repair and/or replace such items and charge Tenant an equitable portion of the cost thereof, as reasonably determined by Landlord.

(c) Tenant may not make any alterations, additions, replacements, decorations or improvements to any part of the Premises, or perform any work or activity contemplated by subparagraph (b) above, without first obtaining Landlord's written consent and complying with such reasonable conditions as Landlord may impose. At Landlord's option, all or any alterations, additions, replacements, decorations or improvements to any part of the Premises made by Tenant must be removed by Tenant at its expense at the expiration or sooner termination of this Lease and the Premises restored to their condition as of the date of this Lease.

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(d) Landlord agrees to cause the exterior of the Premises, the foundations, footings, and structural portions of the Premises (but not storefront, glass, windows, doors, etc. that are Tenant's obligation above), and the Common Areas to be reasonably maintained and repaired, but Tenant is responsible for any damage directly caused by Tenant or persons for whom Tenant is legally responsible. Tenant agrees to promptly notify Landlord of the need for any repairs for which Landlord is responsible, and Tenant waives any right to make repairs, maintenance or replacements at the expense of Landlord.

(e) Tenant agrees to keep the Premises and the Shopping Center free from mechanics', materialmen's, and other liens arising out of work performed, material furnished or obligations incurred by Tenant or persons for whom Tenant is legally responsible. Tenant must cause the release and discharge of any such lien or claim of lien by payment or by giving security or taking such other action as may be required by Landlord or applicable law, within thirty (30) days after the lien is filed or recorded.

(f) Tenant agrees to pay before delinquency all deposits, fees and charges for utilities used by Tenant in the Premises.

7. Casualty or Condemnation. If any material part of the Premises is taken by condemnation or the power of eminent domain (including voluntary sale or conveyance in lieu or under threat thereof), either Landlord or Tenant may terminate this Lease by written notice to the other. If portions of the Shopping Center other than the Premises are materially damaged, destroyed or taken, rendering the continued operation of the Shopping Center uneconomical in Landlord's reasonable business judgment, or if the Shopping Center no longer complies with the requirements of governmental. authority, Landlord may terminate this Lease by written notice to Tenant. Tenant must provide notice of termination, if at all, prior to receiving notice from Landlord that Landlord intends to restore the Premises. Landlord's notice of intent to restore extinguishes Tenant's termination right. Termination of this Lease under this paragraph 7 is effective thirty (30) days after the giving of notice of termination. In the absence of termination of this Lease under this paragraph 7, Landlord will diligently restore the Premises to as near as possible their condition existing at the date of this Lease (with such additional improvements, if any, as Landlord agreed to make prior to Tenant's occupancy), after which Tenant will diligently further restore the Premises to as near as possible their condition existing prior to the damage, destruction or taking. However, Landlord's restoration obligations are conditioned upon Landlord's full recovery of insurance proceeds (less deductible) from its insurers, or the condemnation award from the condemning authority, as applicable, and upon Landlord's obtaining all necessary permits and regulatory approvals. Tenant waives any compensation or damages from Landlord, any insurance proceeds from policies maintained by Landlord, and any award in condemnation or settlement in lieu thereof, arising from the Premises being damaged, destroyed or taken. Tenant waives any statutory or other right of Tenant to terminate this Lease if the Premises are damaged, destroyed, taken, or otherwise rendered untenantable.

8. Insurance. Tenant agrees at its expense to procure and maintain in full force and effect throughout the Term coverages of commercial general liability insurance for claims for bodily injury or death and property damage with combined single limits of not less than $2,000,000 general aggregate and $1,000,000 per occurrence, and naming D.F. Nickerson, LLC as additional insureds and such additional persons, as Landlord reasonably requires from time to time. Tenant's insurance policies must contain a full waiver of subrogation in favor of Landlord and include contractual liability. Tenant's insurance is primary and Landlord's insurance is secondary and non-contributing. Tenant agrees to deliver to Landlord upon request before Tenant's occupancy reasonable evidence that Tenant's insurance is in place and fully paid for. Tenant agrees to indemnify and defend Landlord against all loss or liability arising from acts or events occurring on or about the Premises or from the negligent acts or omissions of Tenant and persons for whom Tenant is legally responsible.

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9. Assignment. Tenant may not assign this Lease or sublet all or any portion of the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. If Tenant is a legal entity, any ~~consolidation,~~ liquidation, ~~or material change in the effective ownership, voting or operating control of such entity~~ constitutes an assignment requiring Landlord's consent. The consent by Landlord to any assignment or subletting does not release Tenant from the obligation to obtain the consent of Landlord to any further assignment or subletting. No assignment or subletting relieves Tenant of liability under this Lease. For any request by Tenant, Tenant shall pay to Landlord a "Review Fee" which shall consist of the greater of i) the actual cost of any professional or administrative fees incurred by Landlord related to the review of Tenant's request or ii) $500.00. Together with such request Tenant shall provide a $500.00 nonrefundable deposit to be applied toward the Review Fee and such information regarding the proposed transaction and the transferee, as Landlord may require. Tenant shall pay to Landlord any additional amounts owed to Landlord for the Review Fee upon completion of the Landlord's review of Tenant's request for consent to any assignment or subletting. Any consent, if given, shall be conditioned upon the full payment of the Review Fee by Tenant to Landlord

10. Subordination. This Lease is subject and subordinate to any ground lease or other underlying leasehold interest, to any mortgage, deed of trust or other encumbrance, to all renewals, replacements and extensions thereof, and to any easements, covenants, conditions, restrictions, and other matters of record, now or in the future imposed by Landlord upon all or any portion of the Shopping Center. Tenant agrees not to violate any such superior instrument. Upon Landlord's request, Tenant will execute a written instrument evidencing the subordination described herein. Tenant agrees to attorn to the purchaser of the Premises at any foreclosure or sale and recognize such purchaser as landlord under this Lease.

11. Default. Tenant is in default under this Lease if Tenant fails to pay any Rent payable under this Lease within ten (10) days after the date payment is due, or fails to cure any other breach in Tenant's performance within ten (10) days after written notice from Landlord. After Tenant's default, Landlord may exercise on a cumulative basis all rights and remedies available under this Lease, at law or in equity, including, without limitation, retaking possession, locking the doors and excluding Tenant from the Premises, treating as abandoned any property remaining in the Premises, suing for rent from time to time as it becomes due, attempting to relet the Premises, and if the rents received are insufficient to reimburse Landlord for the costs of reletting and rent due from Tenant, suing Tenant for shortfalls as they arise or in one action, exercising self-help to cure Tenant's default and charging Tenant the cost thereof plus 10%, and/or terminating this Lease and recovering damages. Tenant has no claim against Landlord for loss or damage resulting from any action taken by Landlord in good faith while Tenant is in default. Any acceptance of surrender, election to terminate this Lease, or waiver of Tenant's default by Landlord must be in writing and signed by Landlord to be effective. No delay or failure of Landlord to exercise any right or remedy arising from Tenant's default impairs such right or remedy, or constitutes a waiver of or acquiescence in Tenant's default. Termination of this Lease prior to expiration of the Term either terminates all or any sub tenancies, or operates as an assignment to Landlord of all or any sub tenancies, at Landlord's option.

12. Surrender. At expiration or earlier termination of this Lease, Tenant agrees to surrender the Premises, "broom clean," in good condition and repair (reasonable wear and tear excepted). Tenant must at its cost remove Tenant's exterior building signage, including Tenant's fascia sign, and repair, repaint and restore the affected area to its original condition. If Tenant holds over, Tenant becomes a tenant-at-will and Minimum Monthly Rent and NNN Charges shall automatically increase by 50%. No holding over is permitted without Landlord's prior written consent. Tenant's trade fixtures, equipment and furnishings remain the property of Tenant and may be removed by Tenant at its expense prior to expiration or earlier termination of this Lease, provided that Tenant is not then in default and Tenant concurrently repairs any damage to the Premises arising from such removal.

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13. General.

(a) All notices under this Lease must be in writing and shall be deemed sufficiently given or served by Landlord or Tenant to or on the other, as the case may be, at the time of mailing by certified or registered mail, postage prepaid (or upon deposit with a nationally recognized overnight courier service whose standard practice is to obtain a receipt upon delivery). Notices to Tenant shall be sent to the Premises. Notices to Landlord shall be sent to nicknickersonre@gmail.com or mailed to DF Nickerson, LLC at PO Box 2722, Parker, CO 80134, or such other address as Landlord may designate by notice in writing.

(b) Tenant has not dealt with any broker or other person who might claim a brokerage commission or finder's fee in connection with this Lease. Tenant is advised that Landlord or an affiliate may be a licensed real estate broker or salesperson, and that real estate brokers or salespersons may have ownership interests in Landlord or an affiliate.

(c) Landlord reserves the right to enter the Premises to perform its obligations under this Lease or for any other reasonable purpose. In making such entry, Landlord agrees to use reasonable efforts to minimize interference with Tenant's business in the Premises.

(d) Tenant agrees to execute and deliver to Landlord within ten days after such request (i) an estoppel certificate confirming the status of Tenant and this Lease in form reasonably required by Landlord, and (ii) such financial statements of Tenant (including any guarantor of this Lease) as are reasonably required by Landlord for the purpose of evaluating Tenant's financial condition. The failure of Tenant to comply with this provision shall be a material default of this Lease.

(e) Landlord's liability under this Lease is limited to Landlord's estate and interest in the land and buildings constituting the Shopping Center, subject to the prior rights of iienholders. If Landlord sells or assigns this Lease, the Premises or the Shopping Center, Landlord is relieved of, and Landlord's successor-in-interest is deemed to have assumed, all obligations and liability on the part of the "Landlord" thereafter accruing under this lease.

(f) Time is of the essence. This Lease (including attached Exhibits, which are made a part hereof) contains the entire agreement of the parties and may be modified only by a written instrument signed by the parties. Subject to Section 9, this Lease benefits and binds the parties and their successors and assigns. Tenant's obligations are both covenants and conditions. This is a net lease to Landlord except as otherwise expressly provided herein. Tenant may not record this Lease or any memorandum thereof. Any party prevailing in a legal action to enforce this Lease is entitled to attorneys' fees and court costs. The invalidity or unenforceability of any provision of this Lease does not affect the remainder of this Lease. The parties agree to execute such further documentation as may reasonably be required to carry out the purposes of this Lease. This Lease is governed by the law of the state in which the Shopping Center is located.

(g) The laws of the state of where the Shopping Center is located shall govern the validity, construction, performance and enforcement of this Lease_ Should either party institute legal action to enforce any obligation contained herein, it is agreed that the venue of such suit or action shall be in the County where the Shopping Center is located. EACH PARTY WAIVES THE RIGHT TO A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING UNDER THIS LEASE. All provisions of this Lease have been negotiated by both parties at ann's length and neither party shall be deemed the scrivener of this Lease. In addition, if either party has made a scrivener's error with regard to division, multiplication, addition, or subtraction of any numbers or arithmetic calculation in this Lease, this lease shall not be construed for or against either party by reason of the authorship or alleged authorship of any provision hereof.

(h)  In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of Rent, Additional Rent or any other payments required under the terms of this Lease.

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(i) No representations, inducements, understanding or anything of any nature whatsoever, made, stated or represented by Landlord or anyone acting for or on Landlord's behalf, either orally or in writing, have induced Tenant to enter into this Lease, and Tenant acknowledges, represents and warrants that Tenant has entered into this Lease under and by virtue of Tenant's own independent investigation. Tenant hereby accepts the Premises in an "as is" and "where is" condition without warranty of any kind, express or implied, including, without limitation, any warranty as to title, physical condition or the presence or absence of hazardous substances, and if the Premises are not in all respects entirely suitable for the use or uses to which the Premises or any part thereof will be put, then it is the sole responsibility and obligation of Tenant (subject only to the obligations of Landlord set forth herein) to take such action as may be necessary to place the Premises in a condition entirely suitable for such use or uses. IN CONNECTION WITH THE ABOVE, TENANT HEREBY ACKNOWLEDGES AND REPRESENTS TO LANDLORD, THAT TENANT HAS HAD AMPLE OPPORTUNITY TO INSPECT AND EVALUATE THE PREMISES AND THE FEASIBILITY OF THE USES AND ACTIVITIES TENANT IS ENTITLED TO CONDUCT THEREON; THAT TENANT IS EXPERIENCED; THAT TENANT WILL RELY ENTIRELY ON TENANT'S EXPERIENCE, EXPERTISE AND ITS OWN INSPECTION OF THE PREMISES IN ITS CURRENT STATE IN PROCEEDING WITH THIS LEASE; THAT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, TENANT ACCEPTS THE PREMISES IN ITS PRESENT CONDITION, AND THAT, TO THE EXTENT THAT TENANT'S OWN EXPERIENCE WITH RESPECT TO ANY OF THE FOREGOING IS INSUFFICIENT TO ENABLE TENANT TO REACH AND FORM A CONCLUSION, TENANT HAS ENGAGED THE SERVICES OF PERSONS QUALIFIED TO ADVISE TENANT WITH RESPECT TO SUCH MAT l'ERS. TENANT IS NOT RELYING ON ANY EXPRESS OR IMPLIED, ORAL OR WRITTEN REPRESENTATIONS, OR WARRANTIES MADE BY LANDLORD OR ITS REPRESENTATIVES, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS LEASE.

(j) This Lease may be executed in counterparts, and each counterpart shall be deemed an original, and all of which taken together shall constitute one Lease. This Lease is not binding and effective until it is executed by all of the Parties herein. An electronic, DocuSign and/or facsimile signature shall be considered as valid as an original for all purposes.

(k) As with all Tenants at the property, Tenant shall be responsible upon occupancy for establishing service for trash pickup, Landlord shall not charge any trash removal/dumpster to CAM. Tenant shall also be responsible to set up water and sewer in Tenant name upon occupancy and shall pay bill directly to water company.

(l) Tenant shall reimburse the Landlord for its share of electricity per month that is internally metered by the Landlord between Bealls, Rent A Center and current Fastenal Tenant. Landlord shall pay the bill upon receipt and then provide copy of bill to the Tenant along with a worksheet showing amount due for the Tenant per the metering for that preceding month. Gas service shall be established by Tenant and paid directly to gas company.

14. Option Period. Tenant is granted one (1) five (5) year Option to extend the Lease Term and shall exercise aforementioned Option by providing Landlord with a written notice one hundred eighty (180) days prior to Lease expiration. Rates for Option Period shall be no less that rates paid in year 5 of initial term.

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15. Exclusive. Landlord shall not lease space to any other tenant that is a hydroponics supplier or retailer.

16. List of Current Exclusives.

1) Family Dollar: Any use or the purpose that shall be substantially similar to or competitive with Family Dollar, including, without limitation, any variety store or variety discount store, or any store similar to tenant in operation or merchandising. In addition to the foregoing, any tenant whose primary business is the sale of discount clothing similar in price and quality to the clothing items sold by tenant from the demised premises. Further, Landlord will not lease or sell any space in the shopping center to Dollar General, Fred's, Bill's, McCrory's, Newberry's, or Pamida.

(2)  Intentionally Omitted

(3)  Rent-A-Center: Any use or the purpose that shall be substantially similar to or competitive with Rent-A-Center including, but not limited to, a store which teases, markets, provides, rents with the option to own and occasionally sells consumer durable goods, including but not limited to electronics, furniture, appliances, computers, 1SP, telecommunication equipment and services, financial services, jewehy, and related items or for any other purpose which Rent-A-Center deems in its best interest.

(4)  Beall's Lease: Any use or the purpose that shall be substantially similar to or competitive with Specialty Retailers (TX) LP, a Texas limited partnership, doing business as Bealls or such other trade names that are used for any of Specialty's other stores including, without limitation, Goody's, Belk's, Dunlap's, J. C. Penney's, Dillard's and May Co.'s; or so-called "off-price" retail store (a store selling at retail brand-name merchandise at less than full retail price on a regular basis) such as those operated by T.J. Maxx, Stein Mart, Loehman's, Kohl's, Burlington Coat Factory or as an apparel store.

(5)  Hibbett Sporting Goods: Any use or the purpose that shall be substantially similar to or competitive with Hibbett Sporting Goods, Inc., a Delaware corporation, including, without limitation, the retail sale of sporting goods, athletic apparel, athletic shoes or sports fan licensed products, including, but not limited to, Encore Stores, Lids, Foot Locker, Finish Line, Shoe Department, Shoe Show, Rack Room, Shoe Carnival, Champs, Big 5, Dick's, Sports Authority and Academy.

(6)  WKRP Colorado, LLC (PIZZA HUT): Any use of the purpose that shall be substantially similar to or competitive to WKRP Colorado, LLC, including, without limitation, the primary use for the sale of pizza or chicken wings. As used herein, "primary use" means a premises that generates thirty percent (30%) or more of its gross sales solely from the sale of pizza and/or chicken wings for consumption on site, by carry-out or by delivery_ Further, any use as a Little Caesar's, Anthony's Pizza, Domino's, Papa John's, Papa Murphy's or Nick and Willies or any other similar tenant to those set forth in the foregoing list.

17. Prohibited Uses. Tenant shall not use, lease or permit the use, leasing or subleasing of, or sell any space in, any portion of the Shopping Center for any of the following uses:

a.    a pornographic: (i) bookstore, (ii) cinema, (iii) video store, (iv) massage parlor, (v) modeling studio or (vi) tanning salon or any other business which would tend to injure the family-oriented reputation of the Shopping Center;

b.    topless/bottomless nightclub or restaurant or similar venue for adult entertainment;

c.    auction, going out of business, fire or bankruptcy sales or similar merchandise liquidators;

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d.    army-navy surplus store, second-hand store, or salvage or "odd-lot" store;

e.    Roller skating rink;

f.    Video arcade, pool or gaming hall, except as an incidental use and limited to no more than ten percent (10%) of the G.L.A. of the tenant's premises;

g.    Nightclub, bar or dance hall;

h.    Flea market, swap meet or similar enterprise;

i.    Manufacturing or processing plant;

j.    Pawn shop;

k.    Check cashing service, provided that, the existing check cashing service, (as well as any single replacement tenant, in the current location or any location that is at least the same distance from the demising walls of the premises of Specialty Retailers (TX) LP, a Texas limited partnership (Trade Name: Beall's), may continue to operate in such space so long as no more than one (1) check cashing service is located in the Shopping Center at any time;

l.    Bowling alley;

m.    Cinema or theater (provided, that Landlord may lease space in the Shopping Center for cinema or theater so long as such tenant is not within 150 feet from any demising wall of the premises leased by Specialty Retailers (TX) LP, a Texas limited partnership (Trade Name: Beall's);

n.    Sports, health or fitness club (provided, that Landlord may lease space in the Shopping Center for any sports, health or fitness club so long as such tenant is not within 150 feet from any demising wall of premises leased by Specialty Retailers (TX) LP, a Texas limited partnership (Trade Name: Beall's);

o.    Auto parts sales (including tires, batteries and accessories) (provided, that Landlord may lease space in the Shopping Center for any auto parts sales so long as such tenant is not within 150 feet from any demising wall of the premises Specialty Retailers (TX) LP, a Texas limited partnership (Trade Name: Beall's), gas station, auto repair shop, provided that a gas station or auto repair shop shall be permitted in the Pad Site identified on Exhibit B of the Lease with Specialty Retailers (TX) LP, a Texas limited partnership (Trade Name: Beall's);

p.    Bingo parlor, Off track betting parlor;

q.    Funeral home or mortuary;

r.    Any use of any medium that might constitute a nuisance such as loud speakers, sound amplifiers, phonographs, radios, televisions or any other sound producing device which will carry sound outside of the premises;

s.    Any tenant whose use or the purpose of its premises shall be substantially similar to or competitive with the business of Specialty Retailers (TX) LP, a Texas limited partnership (Trade Name: Beall's), including, without limitation, Goody's, Belk's, Dunlap's, I C. Penney's, Dillard's and May Co.'s; or so-called "off-price" retail store (a store selling at retail brand-name merchandise at less than full retail price on a regular basis) such as those operated by T.J. Maxx, Stein Mart, Loehman's, Kohl's, Burlington Coat Factory or as an apparel store.

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18.    Guarantor. Grow Generation Pueblo Corporation. 609 E. Enterprise Drive, Pueblo West, CO 81007

19. Holdover. Tenant will not be permitted to retain possession of the Premises after the expiration or earlier termination of this Lease without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part thereof after termination of this Lease or Tenant's right to possession of the Premises, by lapse of time or otherwise, at the rate ("Holdover Rate") which shall be 125% of the greater of (a) the amount of the Minimum Annual Rent for the last period prior to the date of such termination plus all Additional Rent.

20. Hazardous Materials. Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors. employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Commercial Center any (collectively, "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively, "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Commercial Center and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. The Landlord hereby agrees to allow the Tenant to store the following Hazardous Materials:

Class 2.2 Non Flammable Compressed Gas

Class 3 Flammable Alcohol (limited to 25 Gallons)

Class 6 Corrosive (limited to low concentration acid storage)

[Remainder of page intentionally left blank. Signatures appear on following page.]

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IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease as of the date first set forth above.

LANDLORD:
D.F. Nickerson, LLC

By:	/s/ Nick Nickerson
Print Name: Nick Nickerson
Title: Managing Member

TENANT:
Darren Lampert
Grow Generation Pueblo Corporation

By:	/s/ Darren Lampert
Print Name: Darren Lampert
Title : CEO/Chairman

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Exhibit A

Shopping Center Site Plan with premises identified

Exhibit B

Signage